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                                                                   EXHIBIT 10.36


                           CONVERSION ESCROW AGREEMENT

                  CONVERSION ESCROW AGREEMENT (this "Agreement"), dated as of August 18, 2000, by and among WALL STREET STRATEGIES CORPORATION, a corporation organized under the laws of Nevada (the "Company"), BRYAN CAVE LLP (the "Escrow Agent"), and and CALP II LIMITED PARTNERSHIP, a Bermuda limited partnership (the "Holder").

                                    RECITALS

                  A. Simultaneously with the execution of this Agreement, the Holder has entered into an 8% Series A Convertible Preferred Stock Subscription Agreement, dated as of the date hereof (the "Subscription Agreement"), with the Company, pursuant to which the Holder has agreed to purchase shares of the Company's 8% Series A Convertible Preferred Stock, par value $0.001 (the "Preferred Stock").

                  B. Upon the closing of the transaction contemplated by the Subscription Agreement (the "Closing"), the Holder will receive ten shares of Preferred Stock, and, commencing thirty days thereafter, will have the right, from time to time, to convert the shares of Preferred Stock into shares of the Company's Common Stock, par value $0.001 (the "Common Stock"), in accordance with the terms of the Preferred Stock as set forth in the Certificate of Designation relating thereto.

                  C. The Escrow Agent is willing to act as escrow agent pursuant to the terms of this Agreement with respect to the delivery of the shares of Common Stock upon conversion of the Preferred Stock.

                  D. All Capitalized terms used but not defined herein shall have the meanings ascribed thereto in the Subscription Agreement.

                  NOW, THEREFORE, IT IS AGREED:

                  1. DEPOSIT. Simultaneously with the Closing, the Holder shall deposit with the Escrow Agent a copy of this Escrow Agreement or a counterpart thereof, executed by the Holder. Simultaneously with the Closing, the Company shall deliver to the Escrow Agent this Escrow Agreement or a counterpart thereof signed by the Company and, to be held in escrow in accordance with the terms hereof, certificates representing One Million (1,000,000) shares of Common Stock registered in the name of Holder. Any securities held by the Escrow Agent from time to time in accordance with the terms hereof are referred to herein as the "Escrowed Shares". Nothing herein contained shall be deemed to impose upon the Escrow Agent any responsibility, and the Escrow Agent shall not be required, to determine, at any time, the amounts or types of securities which would be required to be delivered to accomplish the conversion of the shares of Preferred Stock.

                  The Escrowed Shares and the other items to be delivered to the Escrow Agent hereunder shall be delivered by the Company or the Holder (as the case may be) to the Escrow Agent at its address for notice indicated in Section 5(a).

                  2. TERMS OF ESCROW.

                  (a) At any time that the Holder is permitted to convert the shares of Preferred Stock, and from time to time during the term of this Agreement, the Holder may deliver to the Escrow Agent written notice (a "Conversion Notice") that it has elected to convert the shares of Preferred Stock registered in the name of such Holder, in whole or in part, the Conversion Notice to be in the form annexed as Exhibit A attached hereto. A copy of the Conversion Notice shall be delivered by the Holder to the Company simultaneously,
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         and evidence of such delivery to the Company shall be provided to the
         Escrow Agent. The Conversion Notice shall specify the number of Escrowed Shares to be released by the Escrow Agent; provided, however, that the Escrow Agent shall not release any Escrowed Shares to the Holder unless (i) a registration statement with respect to the resale of the Escrowed Shares is then in effect (as represented by the Holder in the Conversion Notice), or (ii) such Holder makes the representations contained in the Conversion Notice relating to the exemption from the registration requirements under the United States Securities Act of 1933, as amended (the "Securities Act"), and Regulation S promulgated thereunder with respect to the resale of the Escrowed Shares. Provided that the Escrow Agent has not, within one (1) business day after the date of the Conversion Notice (the "Dispute Period"), received written notice (a "Dispute Notice") from the Company that it objects to the release of Escrowed Shares in accordance with the Conversion Notice, the Escrow Agent will release from escrow and deliver to the Holder certificates or instruments representing the number of Escrowed Shares issuable to the Holder in accordance with such conversion or exercise; provided, however, that if the certificates evidencing the Escrowed Shares held by the Escrow Agent are not in denominations appropriate for such delivery to the Holder, the Escrow Agent shall request the Company to cause its transfer agent and registrar to reissue such certificates in appropriate denominations; and provided further, however, that the Escrow Agent shall have no liability, obligation or responsibility with respect to any such reissuance. If the Company delivers a Dispute Notice to the Escrow Agent during the Dispute Period, the Escrow Agent shall forward a copy of such Dispute Notice to the Holder, and shall continue to hold the Escrowed Shares which are the subject of the Conversion Notice and otherwise act in accordance with the provisions hereof.

                  (b) If, at any time during the term of this Agreement, the Company exercises its right to redeem the Preferred Stock in accordance with its terms, the Company may so notify the Escrow Agent in writing (the "Redemption Notice"). A copy of such Redemption Notice shall be delivered to the Holder simultaneously, and evidence of such delivery shall be provided to the Escrow Agent. Provided that the Escrow Agent has not, within ten (10) business days after the date of the Redemption Notice (the "Redemption Dispute Period") received written notice (the "Redemption Dispute Notice") from the Holder that it disputes the claim of redemption, the Escrow Agent shall, as soon as practicable after the expiration of the Redemption Dispute Period, deliver to the Company any Escrowed Shares (and the certificates or other instruments representing such Escrowed Shares) then being held in escrow pursuant hereto. If the Holder delivers a Redemption Dispute Notice to the Escrow Agent during the Redemption Dispute Period, the Escrow Agent shall continue to hold the Escrowed Shares then being held in escrow and otherwise act in accordance with the provisions of Section 2(e) hereof.

                  (c) Without limiting or affecting any other provisions of this Agreement, if, at any time while it continues to hold any Escrowed Shares pursuant hereto, the Escrow Agent receives notice of objection, dispute, or other assertion in accordance with or affecting any of the provisions of this Agreement, the Escrow Agent shall continue to hold the Escrowed Shares until such time as the Escrow Agent shall receive
         (i) written instructions jointly executed by the Holder and the Company, directing distribution of the Escrowed Shares, or (ii) a certified copy of a judgment, order or decree of a court of competent jurisdiction, final beyond the right of appeal, directing the Escrow Agent to distribute said Escrowed Shares to any party hereto or as such judgment, order or decree shall otherwise specify (including any such order directing the Escrow Agent to deposit the Escrowed Shares into the court rendering such order, pending determination of any dispute between any of the parties). In addition, the Escrow Agent shall have the absolute right, at any time, to deposit any of the Escrowed Shares with a court of competent jurisdiction pursuant to Section 1006


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         of the New York Civil Practice Law and Rules (or similar rules of any other jurisdiction) without liability to any party.

                  (d) In the event that after the third anniversary of the date hereof the Escrow Agent shall hold any Escrowed Shares which are not then the subject of a pending Conversion Notice, the Escrow Agent shall deliver any such Escrowed Shares to the Company and shall thereupon be discharged of any further obligations with respect thereto.

         3. DUTIES AND OBLIGATIONS OF THE ESCROW AGENT.

                  (a) The parties hereto agree that the duties and obligations of the Escrow Agent are only such as are herein specifically provided and no other. The Escrow Agent's duties are as a depository only, and the Escrow Agent shall incur no liability whatsoever, except as a direct result of its willful misconduct or gross negligence. The Escrow Agent shall have no duty of inquiry or investigation, and the parties shall not rely on the Escrow Agent to ascertain any legal or factual matter.

                  (b) The Escrow Agent may consult with counsel of its choice, including itself, and shall not be liable for any action taken, suffered or omitted by it hereunder in good faith and in accordance with the advice of such counsel.

                  (c) The Escrow Agent shall not be bound in any way by the terms of any other agreement to which any Holder and the Company are parties, whether or not it has knowledge thereof, and the Escrow Agent shall not in any way be required to determine whether or not any other agreement has been complied with by the any Holder and the Company, or any other party thereto. The Escrow Agent shall not be bound by any modification, amendment, termination, cancellation, rescission or supersession of this Agreement unless the same shall be in writing and signed jointly by each of the Holder and the Company, and agreed to in writing by the Escrow Agent.

                  (d) If the Escrow Agent shall be uncertain as to its duties or rights hereunder or under applicable law or shall receive instructions, claims or demands which, in its sole opinion, are in conflict with any of the provisions of this Agreement or applicable law, it shall be entitled to refrain from taking any action, other than to keep safely all property held in escrow until it shall be directed otherwise by a final judgment of a court of competent jurisdiction.

                  (e) The Escrow Agent shall be fully protected in relying upon any written notice, demand, certificate or document which it, in good faith, believes to be genuine. The Escrow Agent shall not be responsible for the sufficiency or accuracy of the form, execution, validity or genuineness of documents or securities now or hereafter deposited hereunder, or of any endorsement thereon, or for any lack of endorsement thereon, or for any description therein; nor shall the Escrow Agent be responsible or liable in any respect on account of the identity, authority or rights of the persons executing or delivering or purporting to execute or deliver any such document, security or endorsement.

                  (f) The Escrow Agent shall not be required to institute legal proceedings of any kind and shall not be required to defend any legal proceedings which may be instituted against it or in respect of the Escrowed Shares.

                  (g) If the Escrow Agent at any time, in its sole discretion, deems it necessary or advisable to relinquish custody of the Escrowed Shares, it may do so by delivering the same to any other escrow agent mutually agreeable to the Holder and the


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         Company and, if no such escrow agent shall be selected within thirty
         (30) days of the Escrow Agent's notification to the Holder and the Company of its desire to so relinquish custody of the Escrowed Shares, then the Escrow Agent may do so by delivering the Escrowed Shares (a) to any bank or trust company in the Borough of Manhattan, City and State of New York, which is willing to act as escrow agent thereunder in place and instead of the Escrow Agent, or (b) to the clerk or other proper officer of a court of competent jurisdiction as may be permitted by law within the State, County and City of New York. The fee of any such bank or trust company or court officer shall be borne by the Company, and may be paid by the Escrow Agent from any Escrowed Shares held by it. Upon such delivery, the Escrow Agent shall be discharged from any and all responsibility or liability with respect to the Escrowed Shares and the Company shall promptly pay to the Escrow Agent all monies which may be owed it for its services hereunder, including, but not limited to, reimbursement of its out-of-pocket expenses pursuant to paragraph (i) below.

                  (h) This Agreement shall not create any fiduciary duty on the Escrow Agent's part to the Holder or the Company, nor disqualify the Escrow Agent from representing either party hereto in any dispute with the other, including any dispute with respect to the Escrowed Shares.

                  (i) The reasonable out-of-pocket expenses paid or incurred by the Escrow Agent in the administration of its duties hereunder, including, but not limited to, all counsel and advisors' and agents' fees and all taxes or other governmental charges, if any, shall be paid by the Company.


         4. INDEMNIFICATION.

         Each of the Holder and the Company, jointly and severally, hereby indemnify and hold the Escrow Agent harmless from and against any and all losses, damages, taxes, liabilities and expenses that may be incurred by the Escrow Agent, arising out of or in connection with its acceptance of appointment as the Escrow Agent hereunder and/or the performance or determination of its duties pursuant to this Agreement, including, but not limited to, all legal costs and expenses of the Escrow Agent (including legal counsel fees where the Escrow Agent acts as counsel to itself, at its standard hourly rates) incurred by the Escrow Agent in connection with its duties or the determination of its duties hereunder or defending itself against any claim or liability in connection with its performance hereunder, provided that the Escrow Agent shall reimburse any indemnity payments actually received for any losses, damages, taxes, liabilities or expenses that directly result from its willful misconduct or gross negligence, as determined by a final, non-appealable judgment of a court of competent jurisdiction.

         5. MISCELLANEOUS.

                  (a) This Agreement shall terminate upon the (i) release of all of the Escrowed Shares pursuant to the terms hereof or (ii) delivery to this Escrow Agent of an agreement in writing and signed by each of the Holder and the Company stating that this Agreement has been terminated.

                  (b) All notices, requests, demands and other communications hereunder shall be in writing, with copies to all the other parties hereto, and shall be deemed to have been duly given when (i) if delivered by hand, upon receipt, (ii) if sent by telecopier, upon receipt of proof of sending thereof, (iii) if sent by Express Mail, Federal Express or other next-day express delivery service (receipt requested), the next business day or (iv) if


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         mailed by first-class registered or certified mail, return receipt requested, postage prepaid, upon receipt, in each case if delivered to the following addresses:

                    (i)   If to the Company:

                          Wall Street Strategies Corporation
                          80 Broad Street
                          New York, NY  10004
                          Attn.: Charles V. Payne
                          Telecopier: (212) 514-9582

                    (ii)  If to the Holder:

                          At the address set forth in the Subscription Agreement

                    (iii) If to the Escrow Agent:

                          Bryan Cave LLP
                          245 Park Avenue
                          New York, New York  10167


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                           Attention:  Steven A. Saide
                           Telecopier: (212) 692-1900

or at such other address as any of the parties to this Agreement may hereafter designate in the manner set forth above to the others.

                  (c) This Agreement shall be construed and enforced in accordance with the law of the State of New York applicable to contracts entered into and performed entirely within New York.

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be signed the day and year first above written.

                             WALL STREET STRATEGIES CORPORATION



                             By: /s/ Charles V. Payne
                                 -----------------------------------------------
                             Name: Charles V. Payne
                             Title: President and CEO


                             BRYAN CAVE LLP



                             By: /s/ Steven A. Saide
                                 ----------------------------------------------
                             A Member of the Firm


                             HOLDER:

                                CALP II LIMITED PARTNERSHIP
                                By: VMH Investment Management Ltd.,
                                    General Partner


                                By: /s/ M. McKinnon
                                    --------------------------------------------
                                    Name: M. McKinnon
                                    Title: For:  VMH INTERNATIONAL LTD., G.P.
                                    Address: c/o Forum fund Services, Washington
                                    Mall, Third Floor, Church Street, Hamilton,
                                    HM 11 Bermuda


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                                    EXHIBIT A

                              NOTICE OF CONVERSION

(To be Executed by the Registered Holder in order to Convert shares of Preferred Stock)

The undersigned hereby elects to convert the number of shares of 8% Series A Convertible Preferred Stock indicated below, into shares of Common Stock, $0.001 par value per share (the "Common Stock"), of Wall Street Strategies Corporation, a Nevada corporation (the "Company"), according to the conditions hereof, as of the date written below. If shares are to be issued in the name of a person other than undersigned, the undersigned will pay all transfer taxes payable with respect thereto and is delivering herewith such certificates and opinions as reasonably requested by the Company in accordance therewith. No fee will be charged to the Holder for any conversion, except for such transfer taxes, if any.

If this Conversion Notice is to be delivered to the Escrow Agent, the undersigned warrants and represents by checking the box that it has been advised that a registration statement with respect to the resale of the Common Stock issuable pursuant to this Conversion Notice is in effect. [ ]

To the extent that no registration statement is effective with respect to the shares to be issued hereunder, the undersigned certifies and represents (a) that it is not a U.S. person as such term is defined in Regulation S promulgated under the Securities Act of 1933, as amended (the "Act"), (b) that it is not acting for the account or benefit of any U.S. person (as defined in Regulation
S), (c) that this share of Preferred Stock has not been converted in the United States and (d) that the Common Stock issuable upon exercise of this share of Preferred Stock will not be delivered in the United States. THE UNDERSIGNED COVENANTS THAT ALL OFFERS AND SALES BY THE UNDERSIGNED OF THE SHARES OF COMMON STOCK ISSUABLE UPON CONVERSION OF THIS SHARE OF PREFERRED STOCK SHALL BE MADE SOLELY IN COMPLIANCE WITH REGULATION S, INCLUDING ANY APPLICABLE DISTRIBUTION COMPLIANCE PERIODS, PURSUANT TO REGISTRATION OF THE COMMON STOCK UNDER THE ACT OR PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE ACT AND THAT THE UNDERSIGNED HAS CONSULTED WITH LEGAL COUNSEL CONCERNING ANY SUCH APPLICABLE RESTRICTIONS UNDER REGULATION S. The undersigned understands that the certificate(s) representing the shares of Common Stock issuable upon delivery of this Conversion Notice will bear a legend setting forth the foregoing restrictions.
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Conversion calculations:

                            Date to Effect Conversion:

                            Applicable Conversion Price:

                            Number of shares of Preferred Stock to be Converted:

                            Stated Value of shares of Preferred Stock to be
                            Converted:

                            Stated Value of Shares remaining available for conversion at Conversion Price:

                            Number of shares of Common Stock to be Issued:

                            Signature

                            Name

                            Address